EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings Per Share
NOTE 21—EARNINGS PER SHARE:

The net income attributable to Teva and the weighted average number of ordinary shares used in computation of basic and diluted earnings per share for the years ended December 31, 2015, 2014 and 2013 are as follows:

	2015	2014	2013

	(U.S. $ in millions, except share data)
Net income attributable to ordinary shareholders	$1,573	$3,055	$1,269+
Interest expense on convertible senior debentures, and issuance costs, net of tax benefits	-	*	*+
Net income used for the computation of diluted earnings per share	$1,573	$3,055	$1,269

Weighted average number of shares used in the computation of basic earnings per share	855	853	849
Add:
Additional shares from the assumed exercise of employee stock options and unvested RSUs	5	3	1
Weighted average number of additional shares issued upon the assumed conversion of convertible senior debentures	4	2	*
Weighted average number of shares used in the computation of diluted earnings per share	864	858	850

* Represents an amount less than 0.5 million.

In computing dilutive earnings per share for the years ended December 31, 2015, 2014 and 2013, no account was taken of the potential dilution of the assumed exercise of employee stock options, amounting to 1 million, 1 million and 7 million weighted average shares, respectively, since they had an anti-dilutive effect on earnings per share.

Additionally, in computing dilutive earnings per share for the year ended December 31, 2015, no account was taken of both the potential dilution of the mandatory convertible preferred shares amounting to three million weighted average shares and the accrued dividend to preferred shares amounting to $15 million, since they had an anti-dilutive effect on earnings per share.